UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 31, 2023

Baker Hughes Company	Baker Hughes Holdings LLC
(Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

575 N. Dairy Ashford Rd., Suite 100
Houston, Texas	77079-1121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (
713
)
439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040	—	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 31, 2023, Baker Hughes Company (“Baker Hughes”), Baker Hughes Holdings LLC (“BHH LLC”), Baker Hughes
Co-Obligor,
Inc.
(“Co-Obligor”)
and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) entered into a seventh supplemental indenture (the “2008 Supplemental Indenture”) to the indenture, dated October 28, 2008, by and among BHH LLC, the other obligors thereunder and the Trustee (as amended and supplemented, the “2008 Indenture”).
Also on December 31, 2023, Baker Hughes, BHH LLC,
Co-Obligor,
Baker Hughes Oilfield Operations, LLC, Baker Hughes International Branches, LLC and the Trustee entered into a second supplemental indenture (the “1994 Supplemental Indenture”) to the indenture, dated May 15, 1994, by and among BHH LLC, the other obligors thereunder and the Trustee (as amended and supplemented, the “1994 Indenture”).
On December 31, 2023, Baker Hughes, BHH LLC,
Co-Obligor
and the Trustee also entered into a second supplemental indenture (the “1991 Supplemental Indenture” and, together with the 2008 Supplemental Indenture and the 1994 Supplemental Indenture, the “Supplemental Indentures”) to the indenture, dated May 15, 1991, by and among BHH LLC, the other obligors thereunder and the Trustee (as amended and supplemented, the “1991 Indenture” and, together with the 2008 Indenture and 1994 Indenture, the “Indentures”).
Under the Supplemental Indentures, Baker Hughes, the indirect parent of BHH LLC,
Co-Obligor,
BH Oilfield Operations and BH International Branches, has agreed to fully and unconditionally guarantee (the “Parent Guarantees”) each series of debt securities issued and currently outstanding under the Indentures.
In accordance with Rule
3-10
of Regulation
S-X
and Rule
12h-5
of the Exchange Act, BHH LLC, as an issuer of debt securities that are fully and unconditionally guaranteed by its parent company, is exempt from the requirements of the Exchange Act. Therefore, BHH LLC is exempt from filing an Annual Report on Form
10-K
for the fiscal year ended December 31, 2023 and will cease filing subsequent current, quarterly and annual reports beginning the date hereof and for so long as it remains eligible for such exemption under Rule
12h-5
or any successor provisions.
The descriptions set forth in this Item 1.01 are qualified in their entirety by the full texts of the Supplemental Indentures, each of which are filed as exhibits to this Current Report on Form
8-K.
Item 2.03       Creation of a Direct Financial Obligations or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant.
The information provided under Item 1.01 in this Current Report on Form
8-K
regarding the Supplemental Indentures and the Parent Guarantees is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

4.1	Seventh Supplemental Indenture, dated as of December 31, 2023, by and among Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc., as Existing Obligors, Baker Hughes Company, as Parent Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Second Supplemental Indenture, dated as of December 31, 2023, by and among Baker Hughes Holdings LLC, Baker Hughes Co-Obligor, Inc., Baker Hughes Oilfield Operations, LLC and Baker Hughes International Branches, LLC, as Existing Obligors, Baker Hughes Company, as Parent Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Second Supplemental Indenture, dated as of December 31, 2023, by and among Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc., as Existing Obligors, Baker Hughes Company, as Parent Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Dated: January 5, 2024	By:	/s/ Fernando Contreras
Fernando Contreras
Vice President and Corporate Secretary

BAKER HUGHES HOLDINGS LLC

Dated: January 5, 2024	By:	/s/ Fernando Contreras
Fernando Contreras
Vice President and Corporate Secretary